UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTION, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 12, 2002

MANUFACTURERS’ SERVICES LIMITED

(Exact name of registrant as specified in charter)

DELAWARE	001-15883	04-3258036
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 BAKER AVENUE, CONCORD, MA	01742
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 287-5630

NOT APPLICABLE

(Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

On March 14, 2002, Manufacturers’ Services Limited (“MSL”) issued and sold 830,000 shares of 5.25% Series A Convertible Preferred Stock and warrants to purchase 1,162,281 shares of common stock to qualified accredited investors for an aggregate purchase price of $41,500,000.

The 830,000 shares of preferred stock have a stated value of $50.00 per share and may be converted, at the holder’s option, prior to the scheduled redemption date of March 14, 2007, into shares of MSL’s common stock at a conversion price of $6.44 per share, which represents a 10% premium over the closing price of MSL’s common stock on March 12, 2002.  In general, MSL may convert some or all of the preferred stock prior to the scheduled redemption date if the closing price of its common stock exceeds 150% of the conversion price for at least 15 of 20 consecutive trading days.  If MSL effects a conversion of the preferred stock prior to September 14, 2003, it will make a payment to the holders of preferred stock equal to six quarterly dividends on the preferred stock less any dividends previously paid.  The purchasers in the private placement also received warrants to purchase 1,612,281 shares of common stock, which are exercisable during the next five years at an initial exercise price of $7.02 per share.  In general, MSL may force the exercise of the warrants if the closing price of its common stock exceeds 175% of the exercise price for at least 15 of 20 consecutive trading days.

Pursuant to a Registration Rights Agreement, MSL has agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of common stock issuable upon the conversion of the preferred stock and the exercise of the warrants.

MSL intends to use the proceeds for general corporate purposes, including working capital to support new growth, capital expenditures, and potential acquisitions.

A copy of the Securities Purchase Agreement, the Registration Rights Agreement, the Certificate of Designations, and the form of Warrant relating to the private placement are attached as exhibits hereto and are incorporated herein by reference.

ITEM 7.  EXHIBITS

(c)  Exhibits

4.1	Form of Warrant to Purchase Common Stock

4.2	Certificate of Designations of 5.25% Series A Convertible Preferred Stock of Manufacturers’ Services Limited

10.1	Securities Purchase Agreement dated as of March 12, 2002, by and among Manufacturers’ Services Limited, Robertson Stephens, Inc. and the Buyers as defined therein

10.2	Registration Rights Agreement dated as of March 12, 2002, by and among Manufacturers’ Services Limited, Robertson Stephens, Inc. and the Buyers as defined therein

99.1	Press Release dated March 13, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

MANUFACTURERS’ SERVICES LIMITED
(Registrant)

Date:	March 18, 2002

By:	/s/ Robert C. Bradshaw
Robert C. Bradshaw
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description

4.1	Form of Warrant to Purchase Common Stock

4.2	Certificate of Designations of 5.25% Series A Convertible Preferred Stock of Manufacturers’ Services Limited

10.1	Securities Purchase Agreement dated as of March 12, 2002, by and among Manufacturers’ Services Limited, Robertson Stephens, Inc. and the Buyers as defined therein

10.2	Registration Rights Agreement dated as of March 12, 2002, by and among Manufacturers’ Services Limited, Robertson Stephens, Inc. and the Buyers as defined therein

99.1	Press Release dated March 13, 2002